Schedule of Investments PIMCO Flexible Municipal Income Fund	March 31, 2019 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000s)	(000S)

INVESTMENTS IN SECURITIES 108.0% ¤

MUNICIPAL BONDS & NOTES 91.2%

ALABAMA 4.2%

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2046 (d)	$1,000	$919
Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	1,000	1,076
		1,995

CALIFORNIA 2.2%

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048 (a)	1,000	1,058

CONNECTICUT 2.5%

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2039 (a)	1,000	1,166

FLORIDA 4.6%

Florida State General Obligation Bonds, Series 2016
5.000% due 06/01/2027	1,000	1,190
Miami-Dade County, Florida Industrial Development Authority Revenue Bonds, Series 2007
1.750% due 09/01/2027	1,000	999
		2,189

GEORGIA 4.3%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040	1,000	1,017
Burke County, Georgia Development Authority Revenue Bonds, Series 2013
2.925% due 11/01/2053	1,000	1,017
		2,034

ILLINOIS 13.1%

Chicago, Illinois General Obligation Bonds, Series 2002
5.000% due 01/01/2024	1,915	2,074
Chicago, Illinois General Obligation Bonds, Series 2019
5.000% due 01/01/2039 (a)	1,000	1,073
Illinois Finance Authority Revenue Bonds, Series 2007
1.500% due 08/15/2042	1,000	1,000
Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2029	950	1,016
Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2021	1,000	1,062
		6,225

INDIANA 7.3%

Indiana Finance Authority Revenue Bonds, Series 2007
1.480% due 02/01/2037	850	850
Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039 (a)	2,500	2,617
		3,467
LOUISIANA 2.2%

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
6.500% due 11/01/2035	1,000	1,066

MARYLAND 4.7%

Maryland State General Obligation Bonds, Series 2019
5.000% due 03/15/2031 (a)	1,000	1,255
Washington Suburban Sanitary Commission, Maryland General Obligation Notes, Series 2013
1.450% due 06/01/2023	1,000	1,000
		2,255
MICHIGAN 2.6%

Michigan Finance Authority Revenue Bonds, Series 2018
5.000% due 10/01/2031	1,000	1,243

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)	March 31, 2019 (Unaudited)

MINNESOTA 2.1%

Minneapolis, Minnesota Revenue Bonds, Series 2018
1.480% due 11/15/2048	1,000	1,000

NEW YORK 11.9%

New York City, New York General Obligation Bonds, Series 2016
4.000% due 08/01/2039	1,000	1,071
New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,000	1,108
New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2037	1,000	1,196
Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 09/15/2034	1,000	1,188
TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2041	1,000	1,080
		5,643

OHIO 7.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
0.000% due 06/01/2052 (b)	8,490	215
5.125% due 06/01/2024	1,000	955
6.500% due 06/01/2047	1,000	1,002
Ohio State Revenue Bonds, Series 2016
5.000% due 12/01/2031	1,000	1,195
		3,367

OREGON 0.8%

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031	400	387

PENNSYLVANIA 4.4%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2019
1.950% due 04/01/2049 (a)	1,000	1,000
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2015
5.000% due 12/31/2022	1,000	1,095
		2,095

PUERTO RICO 4.0%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	6,750	1,461
4.550% due 07/01/2040	250	221
4.750% due 07/01/2053	245	233
		1,915

SOUTH CAROLINA 1.6%
South Carolina Educational Facilities Authority Revenue Bonds, Series 2006
1.510% due 10/01/2039	750	750

TENNESSEE 2.2%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017
4.000% due 05/01/2048	1,000	1,058

TEXAS 4.4%

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2016
1.160% due 11/01/2019	1,000	994
Texas Water Development Board Revenue Bonds, Series 2017
4.000% due 10/15/2033	1,000	1,113
		2,107
WASHINGTON 2.5%

Washington State General Obligation Bonds, Series 2018
5.000% due 02/01/2042	1,000	1,177

WISCONSIN 2.5%
Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	1,000	1,209
Total Municipal Bonds & Notes (Cost $43,038)		43,406

SHORT-TERM INSTRUMENTS 16.8%

SHORT-TERM NOTES 16.8%

Federal Home Loan Bank
2.415% due 05/01/2019 (b)(c)	8,000	7,984

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)	March 31, 2019 (Unaudited)

Total Short-Term Instruments (Cost $7,984)	7,984
Total Investments in Securities (Cost $51,022)	51,390
Total Investments 108.0% (Cost $51,022)	$51,390
Other Assets and Liabilities, net (8.0)%	(3,796)
Net Assets Applicable to Common Shareholders 100.0%	$47,594

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)	March 31, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

(a)	When-issued security.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

(d)	Security becomes interest bearing at a future date.

(e)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund's assets and liabilities:

				Fair Value
Category and Subcategory	Level 1	Level 2	Level 3	at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,995	$0	$1,995
California	0	1,058	0	1,058
Connecticut	0	1,166	0	1,166
Florida	0	2,189	0	2,189
Georgia	0	2,034	0	2,034
Illinois	0	6,225	0	6,225
Indiana	0	3,467	0	3,467
Louisiana	0	1,066	0	1,066
Maryland	0	2,255	0	2,255
Michigan	0	1,243	0	1,243
Minnesota	0	1,000	0	1,000
New York	0	5,643	0	5,643
Ohio	0	3,367	0	3,367
Oregon	0	387	0	387
Pennsylvania	0	2,095	0	2,095
Puerto Rico	0	1,915	0	1,915
South Carolina	0	750	0	750
Tennessee	0	1,058	0	1,058
Texas	0	2,107	0	2,107
Washington	0	1,177	0	1,177
Wisconsin	0	1,209	0	1,209
Short-Term Instruments
Short-Term Notes	0	7,984	0	7,984

Total Investments	$0	$51,390	$0	$51,390

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

March 31, 2019 (Unaudited)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
TBA	To-Be-Announced